UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2011

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 10, 2011, Dr Pepper Snapple Group, Inc. (the "Company") issued a press release announcing that Joyce M. Roché has joined the Company's Board of Directors effective today. Ms. Roché was designated as a Class III director and will stand for re-election at the annual stockholder's meeting occurring on May 19, 2011. She will serve on the Company's Audit Committee commencing March 1, 2011.

Ms. Roché, 63, most recently served as president and CEO of Girls Inc. until her retirement in 2010. Previously, she was president and chief operating officer of Carson Products Company and vice president of global marketing at Avon Products, Inc. Ms. Roché currently sits on the boards of AT&T Inc., Tupperware Corp., Macy’s Inc., and The Association of Governing Boards of Universities and Colleges. She is also the chair of the Board of Trustees for Dillard University.

As a non-management member of the Company's Board of Directors, in remuneration for her services, Ms. Roché will receive an annual retainer of $100,000 and an award for restricted stock units equal to $100,000.

There are no arrangements or understandings known to the Company between Ms. Roché and any other person pursuant to which she was elected as a director. There are no transactions in which Ms. Roché has an interest requiring disclosure under Item 404(a)of Regulation S-K of the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On February 10, 2011, the Company issued a press release announcing that its Board of Directors declared a dividend of $0.25 per share on the common stock of the Company, payable in U.S. dollars on April 8, 2011, to the stockholders of record at the close of business on March 21, 2011.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 --Dr Pepper Snapple Group, Inc. Press Release dated February 10, 2011--"Dr Pepper Snapple Group names Joyce Roché to Board of Directors".

99.2 -- Dr Pepper Snapple Group, Inc. Press Release dated February 10, 2011--"Dr Pepper Snapple Group Declares Quarterly Dividend".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

February 10, 2011	By:	James L. Baldwin, Jr.

Name: James L. Baldwin, Jr.
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated February 10, 2011--"Dr Pepper Snapple Group names Joyce Roché to Board of Directors".
99.2	Dr Pepper Snapple Group, Inc. Press Release dated February 10, 2011--"Dr Pepper Snapple Group Declares Quarterly Dividend".